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                                                                    EXHIBIT 23.1


                    INDEPENDENT PUBLIC ACCOUNTANTS' CONSENT


Cross Timbers Oil Company
Fort Worth, Texas

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of Cross Timbers Oil Company ("Company") on Form S-8 of our report dated March 17, 2000, included in the Company's Form 10-K for the year ended December 31, 1999.



ARTHUR ANDERSEN LLP
Fort Worth, Texas
May 23, 2000